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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               -----------------

                                    FORM 8-K

                               -----------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        July 26, 1999
                                                    --------------------


                        GLOBAL PHARMACEUTICAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        33-99310-NY              65-0403311
       --------                        -----------              ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)          Identification No.)



Castor & Kensington Aves., Philadelphia, PA                     19124-5694
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:       (215) 289-2220
                                                    ---------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On July 26, 1999, Global Pharmaceutical Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and between the Company and Impax Pharmaceuticals, Inc., a California corporation ("Impax"). Pursuant to the terms of the Merger Agreement, the outstanding shares of Impax common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will be converted into an aggregate of 20,229,833 shares of the Company's common stock. The outstanding shares of Impax's Series D Preferred Stock will be converted into a number of shares of a newly designated series of the Company's preferred stock (the "Series 1 Preferred Stock"), which shall be convertible into an aggregate of 11,341,720 shares of the Company's common stock.

         Upon completion of the merger, the merged company will be renamed Impax Laboratories, Inc. The consummation of the merger is subject to various conditions, including the approval of the stockholders of both the Company and Impax. A copy of the Merger Agreement is attached as Exhibit 2 hereto, the text of which is incorporated by reference under this Item 5.

         A copy of the press release issued by the Company announcing the execution of the Merger Agreement is attached as Exhibit 99 hereto, the text of which is incorporated by reference under this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)  Exhibits.

                  2 Agreement and Plan of Merger, dated as of July 26, 1999, by and between Global Pharmaceutical Corporation and Impax Pharmaceuticals, Inc.

                  99       Press Release.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           GLOBAL PHARMACEUTICAL CORPORATION



Date: July 30, 1999           By: /s/ Barry R. Edwards
                                  ---------------------------------------
                              Name: Barry R. Edwards
                              Title: President and Chief Executive Officer





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